Exhibit 99.2

BTC Digital Ltd. Announces Launch of Proposed Underwritten Public Offering

SINGAPORE, DECEMBER 5, 2024 (GLOBE NEWSWIRE) -- BTC Digital Ltd. (NASDAQ: BTCT) (the “Company”), a blockchain technology company, today announced that it has commenced a public offering to offer and sell Ordinary Shares (or pre-funded warrants in lieu thereof).

The Company intends to use the net proceeds from this Offering for general corporate and working capital needs. The Company’s Ordinary Shares are trading on the Nasdaq Capital Market under the symbol “BTCT”. The Offering is subject to market conditions, and there can be no assurance as to whether or when the Offering may be completed, or as to the actual size or terms of the Offering.

In addition, the Company expects to grant Aegis Capital Corp. a 45-day option to purchase additional Ordinary Shares of up to 15% of the number of Ordinary Shares sold in the Offering solely to cover over-allotments, if any.

Aegis Capital Corp. is acting as the sole book-running manager for the offering on a firm commitment basis. VCL Law LLP and Conyers Dill & Pearman are acting as counsel to the Company. Kaufman & Canoles, P.C. is acting as counsel to Aegis Capital Corp.

The offering is being made pursuant to an effective shelf registration statement on Form S-3 (No. 333-283367) previously filed with the U.S. Securities and Exchange Commission (SEC) and declared effective by the SEC on December 5, 2024. A final prospectus supplement and accompanying prospectus describing the terms of the proposed offering will be filed with the SEC and will be available on the SEC’s website located at www.sec.gov. Electronic copies of the final prospectus supplement and the accompanying prospectus may be obtained, when available, by contacting Aegis Capital Corp., Attention: Syndicate Department, 1345 Avenue of the Americas, 27th floor, New York, NY 10105, by email at syndicate@aegiscap.com, or by telephone at +1 (212) 813-1010.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About BTC Digital Ltd.

BTC Digital Ltd.is a blockchain technology company, with a long-term strategy to create value across the metaverse, blockchain and cryptocurrency mining industry. The Company is committed to developing blockchain related businesses in North America, including cryptocurrency mining, mining farm construction, mining pool and data center operation, and miner accessories business.

Forward-Looking Statements

The foregoing material may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, each as amended. Forward-looking statements include all statements that do not relate solely to historical or current facts, including without limitation statements regarding the Company’s product development and business prospects, and can be identified by the use of words such as “may,” “will,” “expect,” “project,” “estimate,” “anticipate,” “plan,” “believe,” “potential,” “should,” “continue” or the negative versions of those words or other comparable words. Forward-looking statements are not guarantees of future actions or performance. These forward-looking statements are based on information currently available to the Company and its current plans or expectations and are subject to a number of risks and uncertainties that could significantly affect current plans. Should one or more of these risks or uncertainties materialize, or the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended, or planned. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, the Company cannot guarantee future results, performance, or achievements. Except as required by applicable law, including the security laws of the United States, the Company does not intend to update any of the forward-looking statements to conform these statements to actual results.

For more information, please visit: https://btct.investorroom.com/